AGREEMENT OF MERGER AND
PLAN OF REORGANIZATION

BY AND AMONG

COUNTERPATH CORPORATION

COUNTERPATH ACQUISITION CORP.

BRIDGEPORT NETWORKS, INC.

POLARIS VENTURE PARTNERS IV, L.P.

POLARIS VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.

GENERAL CATALYST GROUP II, L.P.

GC ENTREPRENEURS FUND II, L.P.

TORONTO DOMINION CAPITAL (USA), INC.

AND

SUMMERHILL VENTURES I L.P.

Dated as of February 1, 2008

AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

          THIS AGREEMENT OF MERGER AND PLAN OF REORGANIZATION (this “Agreement”) is made and entered into on February 1, 2008, by and among COUNTERPATH CORPORATION, a Nevada corporation (“Parent”), COUNTERPATH ACQUISITION CORP., a Delaware corporation (“Acquisition Corp.”), which is a wholly-owned subsidiary of Parent, BRIDGEPORT NETWORKS, INC., a Delaware corporation (the “Company”), POLARIS VENTURE PARTNERS IV, L.P., a limited partnership (“Polaris”), POLARIS VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P., a limited partnership (“Polaris Venture”), GENERAL CATALYST GROUP II, L.P., a limited partnership (“General Catalyst”), GC ENTREPRENEURS FUND II, L.P., a limited partnership (“GC”), TORONTO DOMINION CAPITAL (USA), INC., a corporation (“Toronto Dominion”) and SUMMERHILL VENTURES I, L.P., a limited partnership (“Summerhill”).

W I T N E S S E T H :

          WHEREAS, the Board of Directors of each of Acquisition Corp., Parent and the Company have determined that it is fair to and in the best interests of their respective corporations and stockholders for Acquisition Corp. to be merged with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth herein;

          WHEREAS, the Board of Directors of each of Parent, Acquisition Corp. and the Company have approved the Merger in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and upon the terms and subject to the conditions set forth herein, in the Certificate of Merger attached as Exhibit A hereto (the “Certificate of Merger”).

          WHEREAS, the requisite stockholders of the Company (the “Stockholders”) have approved by written consent pursuant to Section 228(a) of the DGCL this Agreement, the Certificate of Merger and the transactions contemplated and described hereby and thereby, including, without limitation, the Merger, and Parent, as the sole stockholder of Acquisition Corp., has approved by written consent pursuant to Section 228(a) of the DGCL this Agreement, the Certificate of Merger and the transactions contemplated and described hereby and thereby, including, without limitation, the Merger;

          WHEREAS, the parties hereto intend that the Merger contemplated herein shall constitute a taxable sale of the Company under the Internal Revenue Code of 1986, as amended; and

          WHEREAS, Polaris, Polaris Venture, General Catalyst, GC, Toronto Dominion and Summerhill (collectively, the “Company Shareholders”) have agreed to enter into this Agreement in order to represent, warrant and covenant certain matters as set out herein and to indemnify Parent and Acquisition Corp. from certain liabilities as set out herein.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1
THE MERGER

Section 1.1 Merger. Subject to the terms and conditions of this Agreement and the Certificate of Merger, Acquisition Corp. shall be merged with and into the Company in accordance with Section 251 of the DGCL. At the Effective Time (as defined below), the separate legal existence of Acquisition Corp. shall cease, and the Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”) and shall continue its corporate existence under the laws of the State of Delaware under the name “Bridgeport Networks, Inc.”.

Section 1.2 Effective Time. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Section 251 of the DGCL. The time at which the Merger shall become effective as aforesaid is referred to hereinafter as the “Effective Time”.

Section 1.3 Closing. The closing of the Merger (the “Closing”) shall occur concurrently with the Effective Time (the “Closing Date”). The Closing shall occur at the offices of Clark Wilson LLP referred to in Section 7.1 hereof. At the Closing, all of the documents, certificates, agreements, opinions and instruments referenced in Article 5 will be executed and delivered as described therein. At the Effective Time, all actions to be taken at the Closing shall be deemed to be taken simultaneously.

Section 1.4 Certificate of Incorporation, Bylaws, Directors and Officers.

(a)

The Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, attached as Exhibit B hereto, shall be the Certificate of Incorporation of the Surviving Corporation from and after the Effective Time until amended in accordance with applicable law and such Certificate of Incorporation.

(b)

The Bylaws of the Company, as in effect immediately prior to the Effective Time, attached as Exhibit C hereto, shall be the Bylaws of the Surviving Corporation from and after the Effective Time until amended in accordance with applicable law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

(c)

The directors and officers listed in Exhibit D hereto shall be the directors and officers of the Surviving Corporation, and each shall hold his or her respective office or offices from and after the Effective Time until his or her successor shall have been elected and shall have qualified in accordance with applicable law, or as otherwise provided in the Certificate of Incorporation or Bylaws of the Surviving Corporation.

Section 1.5 Assets and Liabilities. At the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of Acquisition Corp. and the Company (collectively, the “Constituent Corporations”); and all the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to any of the Constituent Corporations on whatever account, as well as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as they were of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of such Constituent Corporations shall not revert or be in any way impaired by the Merger; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, subject to any rights the Surviving Corporation may have against the Company Shareholders under this Agreement.

Section 1.6 Manner and Basis of Converting Shares.

(a)	At the Effective Time:

(i)

each share of common stock, par value $0.01 per share (if applicable rounded up to, the nearest whole share), of Acquisition Corp. that shall be outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive one (1) share of common stock, par value $0.01 per share, of the Surviving Corporation, so that at the Effective Time, Parent shall be the holder of all of the issued and outstanding shares of the Surviving Corporation;

(ii)

all issued and outstanding shares of the Company’s capital stock, including (A) the shares of common stock, par value $0.01 per share of the Company (the “Company Common Stock”) and (B) the shares of preferred stock, series A-1 voting preferred shares (the “Company Preferred Stock”), (the Company Common Stock and the Company Preferred Stock collectively referred to as the “Company Stock”) (other than shares of Company Stock as to which appraisal rights are perfected pursuant to the applicable provisions of the DGCL and not withdrawn or otherwise forfeited), shall, by virtue of the Merger and without any action on the part of the holders thereof, be cancelled in the Merger and cease to exist; and

	(iii)	each share of Company Stock held in the treasury of the Company immediately prior to the Effective Time shall be cancelled in the Merger and cease to exist.

(b)

After the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Stock that were outstanding immediately prior to the Effective Time.

Section 1.7 Operation of Surviving Corporation. The Company acknowledges that upon the effectiveness of the Merger, and the material compliance by Parent and Acquisition Corp. with their respective duties and obligations hereunder, Parent shall have the absolute and unqualified right to deal with the assets and business of the Surviving Corporation as its own property without limitation on the disposition or use of such assets or the conduct of such business.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          As of the Closing and except as set forth in the disclosure statement signed and dated by Parent and the Company and delivered by the Company to Parent at Closing (the “Disclosure Statement”), the Company represents and warrants to Parent and Acquisition Corp., and acknowledges that the Parent and Acquisition Corp. are relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Parent and Acquisition Corp., as follows:

Section 2.1 Organization and Good Standing. The Company is a corporation duly incorporated, organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which the Company is otherwise required to do so, except where the failure to be so qualified would not have a Material Adverse Effect (as defined below) on the Company. For the purposes of this Agreement, “Material Adverse Effect” means, when used in connection with an entity, any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), Liabilities (as defined below), capitalization, ownership, financial condition or results of operations of such entity or subsidiaries taken as a whole. For the purposes of this Agreement, the term “Liabilities” includes any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

Section 2.2 Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Company Documents”) to be signed by the Company and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Company Documents by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the Company’s Board of Directors and the Stockholders. No other corporate or shareholder proceedings on the part of the Company is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Company Documents when executed and delivered by the Company as contemplated by this Agreement will be, duly executed and delivered by the Company and this Agreement is, and the other Company Documents when executed and delivered by the Company as contemplated hereby will be, valid and binding obligations of the Company enforceable in accordance with their respective terms except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)	as limited by public policy.

Section 2.3 Capitalization of The Company. The entire authorized capital stock and other equity securities of the Company consists of: (i) 28,000,000 shares of Company Common Stock and (ii) 17,000,000 shares of Company Preferred Stock. As of the date of this Agreement, there are: (i) 4,071,067 shares of Company Common Stock issued and outstanding; (ii) 16,736,214 shares of Company Preferred Stock issued and outstanding; and (iii) 2,381,010 unexercised options outstanding (the “Company Options”); and (iv) 3,610 unexercised warrants outstanding (the “Company Warrants”). All of the issued and outstanding shares of the Company have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except for the Company Stock, the Company Options and the Company Warrants, there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating the Company to issue any additional shares of Company Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from the Company any shares of Company Stock. Other than the Second Amended and Restated Stockholders Agreement dated October 31, 2006, there are no agreements purporting to restrict the transfer of any of the issued and outstanding shares of the Company Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of any of the shares of the Company to which the Company is a party or of which the Company is aware.

Section 2.4 Security Holders of the Company. At Closing, to the best knowledge of the Company, the Disclosure Statement contains a true and complete list of the holders of all issued and outstanding Company Stock, including each holder’s name, class and number of Company Stock held.

Section 2.5 Directors and Officers of The Company. The duly elected or appointed directors and the duly appointed officers of the Company are as set out in the Disclosure Statement.

Section 2.6 Corporate Records of The Company. The corporate records of the Company, as required to be maintained by it pursuant to the laws of the State of Delaware, are accurate, complete and current in all material respects, and the minute book of the Company is, in all material respects, correct and contains all material records required by the laws of the State of Delaware, in regards to all proceedings, consents, actions and meetings of the shareholders and the Board of Directors of the Company.

Section 2.7 Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Merger, will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of the Company or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries, or any of their respective material property or assets;

(b)	violate any provision of the applicable incorporation or charter documents of the Company; or

(c)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to the Company, any of its subsidiaries or any of their respective material property or assets.

Section 2.8 Actions and Proceedings. To the best knowledge of the Company, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or, to the best knowledge of the Company, threatened against or affecting the Company or which involves any of the business, or the properties or assets of the Company that, if adversely resolved or determined, would have a Material Adverse Effect on the Company. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have a Material Adverse Effect on the Company.

Section 2.9 Compliance.

(a)

To the best knowledge of the Company, the Company is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of the Company;

(b)

To the best knowledge of the Company, the Company is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would have a Material Adverse Effect on the Company;

(c)

The Company has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement or where the failure to do so would not have a Material Adverse Effect on the Company. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of the

Company, threatened, and none of them will be affected in a material adverse manner by the consummation of the Merger; and

(d)

The Company has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. The Company has not received any notice of any violation thereof, neither is the Company nor the Company Shareholders aware of any valid basis therefore.

Section 2.10 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other Person (as defined below) is necessary for the consummation by the Company of the Merger contemplated by this Agreement. For the purposes of this Agreement, “Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

Section 2.11 Assets and Liabilities. The assets and liabilities of the Company consist of those set out in the Disclosure Statement.

Section 2.12 Financial Representations. The consolidated audited balance sheet for the Company as delivered to Parent for the Company’s fiscal year ended December 31, 2005, the consolidated unaudited balance sheets for the Company’s fiscal years ended December 31, 2006 and 2007, together with related statements of income, cash flows, and changes in shareholder’s equity for such fiscal years (collectively, the “Company Financial Statements”):

(a)	are in accordance with the books and records of the Company;

(b)	present fairly the financial condition of the Company as of the respective dates indicated and the results of operations for such periods; and

(c)	have been prepared in accordance with United States generally accepted accounting principles applied in a manner consistent with prior periods (“GAAP”).

The Company has not received any advice or notification from its independent certified public accountants that the Company has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Company Financial Statements or the books and records of the Company, any properties, assets, Liabilities, revenues, or expenses. The books, records, and accounts of the Company accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of the Company. The Company has not engaged in any transaction, maintained any bank account, or used any funds of the Company, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of the Company.

Section 2.13 Absence of Undisclosed Liabilities. Other than the costs and expenses incurred in connection with the negotiation and consummation of the Merger, including Liabilities and obligations in respect of the termination of the employment of those Company employees set out in writing to Parent on or prior to Closing (the “Terminated Employees”), the Company does not have any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $50,000, which:

(a)	are not set forth in the Company Financial Statements, the Disclosure Statement or have not heretofore been paid or discharged;

(b)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Parent; or

(c)

have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Company Financial Statements.

Section 2.14 Tax Matters.

(a)	As of the date hereof:

(i)

the Company has timely filed all tax returns in connection with any Taxes (as defined below) which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to the Company, and

	(ii)	all such returns are true and correct in all material respects;

(b)

the Company has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Material Adverse Effect on the Company;

(c)

to the best knowledge of the Company, the Company is not presently under or has not received notice of, any contemplated investigation or audit by any regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(d)

all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld in all material respects and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency;

(e)

to the best knowledge of the Company, and except as disclosed in the Disclosure Statement, the Company Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to the Company for the accounting period ended on December 31, 2007 (the “Company Accounting Date”) or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Company Accounting Date or for any profit earned by the Company on or prior to the Company Accounting

Date or for which the Company is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Company Financial Statements; and

(f)

for the purposes of this Agreement, “Taxes” includes international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments.

Section 2.15 Absence of Changes. Except as set out in the Disclosure Statement, since January 15, 2008, the execution date of the Letter of Intent, the Company has not:

(a)

incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice and costs and expenses incurred in connection with the negotiation and consummation of the Merger, including Liabilities and obligations in respect of the termination of the employment of the Terminated Employees, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)	sold, encumbered, assigned or transferred any material fixed assets or properties;

(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of the Company or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)	suffered any damage, destruction or loss, whether or not covered by insurance, that has had or may be reasonably expected to have a Material Adverse Effect on the Company;

(g)

received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have a Material Adverse Effect on the Company;

(h)	made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $15,000;

(i)

other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(j)	entered into any transaction other than in the ordinary course of business consistent with past practice or as contemplated by this Agreement; or

(k)	agreed, whether in writing or orally, to do any of the foregoing.

Section 2.16 Absence of Certain Changes or Events. Since January 15, 2008, the execution date of the Letter of Intent, there has not been:

(a)	a Material Adverse Effect with respect to the Company; or

(b)	any material change by the Company in its accounting methods, principles or practices.

Section 2.17 Subsidiaries. Except as set out in the Disclosure Statement, the Company does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

Section 2.18 Personal Property. The Company possesses, and has good and marketable title of or adequate rights to use all property necessary for the continued operation of the business of the Company as presently conducted and as represented to Parent, including the capital assets set out in the Disclosure Statement. All such property is used in the business of the Company. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by the Company is owned by the Company free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in the Disclosure Statement.

Section 2.19 Intellectual Property

(a)

Intellectual Property Assets. The Company owns or holds an interest in all intellectual property assets necessary for the operation of the business of the Company as it is currently conducted (collectively, the “Intellectual Property Assets”), including:

(i)	all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the “Marks”);

(ii)	all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the “Patents”);

(iii)	all copyrights in both published works and unpublished works (collectively, the “Copyrights”); and

(iv)

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by the Company as licensee or licensor (collectively, the “Trade Secrets”).

(b)

Agreements. The Disclosure Statement contains a complete and accurate list of all material contracts and agreements relating to the Intellectual Property Assets to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $15,000 under which the Company is the licensee. To the best knowledge of the Company, there are no outstanding or threatened disputes or disagreements with respect to any such agreement.

(c)

Intellectual Property and Know-How Necessary for the Business. Except as set forth in the Disclosure Statement, the Company is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets. Except as set forth in the Disclosure Statement, all former and current employees and contractors of the Company have executed written contracts, agreements or other undertakings with the Company that assign all rights to any inventions, improvements, discoveries, or information relating to the business of the Company. No employee, director, officer or shareholder of the Company owns directly or indirectly in whole or in part, any Intellectual Property Asset which the Company is presently using or which is necessary for the conduct of its business. To the best knowledge of the Company, no employee or contractor of the Company has entered into any contract or agreement (except in favor of the Company) that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than the Company.

(d)

Patents. Except as set forth in the Disclosure Statement, the Company does not hold any right, title or interest in and to any Patent and the Company has not filed any patent application with any third party. To the best knowledge of the Company, none of the products manufactured and sold, nor any process or know- how used, by the Company infringes or is alleged to infringe any patent or other proprietary night of any other Person.

(e)

Trademarks. Except as set forth in the Disclosure Statement, the Company does not hold any right, title or interest in and to any Mark and the Company has not registered or filed any application to register any Mark with any third party. To the best knowledge of the Company, none of the Marks, if any, used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(f)

Copyrights. The Company is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. If applicable, all registered Copyrights are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. To the best knowledge of the Company, no Copyright is infringed or has been challenged or threatened in any way and none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

(g)

Trade Secrets. The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. The Company has good title or an absolute right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of the Company, have not been used, divulged, or appropriated either for the benefit of any Person or to the detriment of the Company. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

Section 2.20 Insurance. The products sold by and the assets owned by the Company are insured under various policies of general product liability and other forms of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by the Company, or, except as set forth in the Disclosure Statement, any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

Section 2.21 Employees and Consultants. All employees and consultants of the Company have been paid all salaries, wages, income and any other sum due and owing to them by the Company, as at the end of the most recent completed pay period except for accrued but unpaid vacation pay or as set forth in the Disclosure Statement. The Company is not aware of any labor conflict with any employees that might reasonably be expected to have a Material Adverse Effect on the Company. To the best knowledge of the Company, no employee of the Company is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with the Company or any other nature of the business conducted or to be conducted by the Company.

Section 2.22 Real Property. The Company does not own any real property. Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which the

Company is a party or is bound, as set out in the Disclosure Statement, is legal, valid, binding enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by the Company pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. The Company has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

Section 2.23 Material Contracts and Transactions. The Disclosure Statement sets forth each contract, agreement, license, permit, arrangement, commitment or instrument to which the Company is a party and which is material to the conduct of the business of the Company (each, a “Contract”). Each Contract is in full force and effect, and there exists no material breach or violation of or default by the Company under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by the Company. To the best knowledge of the Company, and except as set forth in the Disclosure Statement, the continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Merger contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

Section 2.24 Certain Transactions. The Company is not a guarantor or indemnitor of any indebtedness of any Person.

Section 2.25 No Brokers. The Company has not incurred any independent obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Merger contemplated by this Agreement.

Section 2.26 Waiver of Rights. The Company has received the requisite written approvals and waivers of the Company Shareholders in order to approve and consummate the Merger under the DGCL, the Company’s Certificate of Incorporation, as amended, the Company’s Bylaws, as amended, and any agreement to which they are a party, which may be triggered as a result of the consummation of the Merger.

Section 2.27 Completeness of Disclosure. No representation or warranty by the Company and the Company Shareholders in this Agreement nor any certificate, schedule, exhibit, statement, document or instrument furnished or to be furnished to the Company and the Company Shareholders pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION CORP.

          As of the Closing, Parent and Acquisition Corp. represent and warrant to the Company and the Company Shareholders and acknowledge that the Company and the Company Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of the Company and the Company Shareholders, as follows:

Section 3.1 Organization and Good Standing. Parent is corporation duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Parent is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which Parent is required to do so, except where the failure to be so qualified would not have a Material Adverse Effect on Parent.

Section 3.2 Organization and Good Standing of Acquisition Corp. Acquisition Corp. is corporation duly incorporated, organized, validly existing and in good standing under the laws of the State of Delaware.

Section 3.3 Acquisition Corp. Acquisition Corp. is a wholly-owned Delaware subsidiary of Parent that was formed specifically for the purpose of the Merger and that has not conducted any business or acquired any property, and will not conduct any business or acquire any property prior to the Closing Date, except in preparation for and otherwise in connection with the transactions contemplated by the Merger and the other agreements to be made pursuant to or in connection with the Merger.

Section 3.4 Authority. Parent has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Parent Documents”) to be signed by Parent and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Parent Documents by Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by Parent’s Board of Directors. No other corporate or shareholder proceedings on the part of Parent is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Parent Documents when executed and delivered by Parent as contemplated by this Agreement will be, duly executed and delivered by Parent and this Agreement is, and the other Parent Documents when executed and delivered by Parent, as contemplated hereby will be, valid and binding obligations of Parent enforceable in accordance with their respective terms except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)	as limited by public policy.

Section 3.5 Capitalization of Parent. The entire authorized capital stock and other equity securities of Parent consists of: (i) 415,384,500 shares of common stock with a par value of $0.001 (the “Parent Common Stock”); (ii) 100,000,000 shares of preferred stock with a par value of $0.001 (the “Parent Preferred Stock”); (iii) options to purchase 19,000,000 shares of Parent Common Stock (the “Parent Options”); and (iv) warrants to purchase 5,000,000 shares of Parent

Common Stock (the “Parent Warrants”). As of the date of this Agreement, there are: (i) 95,108,887 shares of Parent Common Stock issued and outstanding; (ii) one share of Parent Preferred Stock, designated as a Series A Special Voting Share issued and outstanding; (iii) 18,248,674 Parent Options outstanding and unexercised; and (iv) 5,000,000 Parent Warrants outstanding and unexercised. In addition, there are 1,849,180 preferred shares of 6789722 Canada Inc., a subsidiary of Parent, which are exchangeable into 1,849,180 common shares of Parent (the “Exchangeable Shares”). All of the issued and outstanding shares of Parent Common Stock and Parent Preferred Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except for the Parent Common Stock, Parent Preferred Stock, Parent Options, Parent Warrants and Exchangeable Shares, there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Parent to issue any additional shares of Parent Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Parent any shares of Parent Common Stock. There are no agreements purporting to restrict the transfer of any of the issued and outstanding shares of Parent, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of any of the shares of Parent to which Parent is a party or of which Parent is aware.

Section 3.6 Directors and Officers of Parent. The duly elected or appointed directors and the duly appointed officers of Parent are as listed on Exhibit D.

Section 3.7 Corporate Records of Parent. The corporate records of Parent, as required to be maintained by it pursuant to the laws of the State of Nevada, are accurate, complete and current in all material respects, and the minute book of Parent is, in all material respects, correct and contains all material records required by the laws of the State of Nevada in regards to all proceedings, consents, actions and meetings of the shareholders and the Board of Directors of Parent.

Section 3.8 Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Merger, will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Parent or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or any of its subsidiaries or any of their respective material property or assets;

(b)	violate any provision of the applicable incorporation or charter documents of Parent, any of its subsidiaries or any applicable laws; or

(c)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Parent, any of its subsidiaries or any of their respective material property or assets.

Section 3.9 Actions and Proceedings. Except as disclosed in the Parent SEC Documents (hereinafter defined), to the best knowledge of Parent, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or, to the best knowledge of Parent, threatened against or affecting Parent or which involves any of the business, or the properties or assets of Parent that, if adversely resolved or determined, would have a Material Adverse Effect on Parent. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have a Material Adverse Effect on Parent.

Section 3.10 Compliance.

(a)

To the best knowledge of Parent, Parent is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Parent;

(b)

To the best knowledge of Parent, Parent is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would have a Material Adverse Effect on Parent;

(c)

Parent has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Parent, threatened, and none of them will be affected in a material adverse manner by the consummation of the Merger; and

(d)

Parent has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Parent has not received any notice of any violation thereof, nor is Parent aware of any valid basis therefore.

Section 3.11 Filings, Consents and Approvals. Except as required to comply with applicable securities legislation, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other Person is necessary for the consummation by Parent of the Merger contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

Section 3.12 SEC Filings. Parent is a registrant and reporting company under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Parent has furnished or made available to the Company and the Company Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by Parent with the United States Securities and Exchange Commission (the “SEC”) (collectively, and as such documents have since the time of their filing been amended, the “Parent SEC Documents”). As of their respective dates, the Parent SEC Documents complied in all material respects with the requirements of the United States Securities Act of 1933, as amended, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents. The Parent SEC Documents constitute all of the documents and reports that Parent was required to file with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

Section 3.13 Financial Representations. Included with the Parent SEC Documents are true, correct, and complete copies of audited balance sheets for Parent dated as of April 30, 2007 and unaudited but auditor reviewed balance sheets for Parent dated as of October 31, 2007 (the “Parent Accounting Date”), together with related statements of income, cash flows, and changes in shareholder’s equity for the fiscal year and interim period then ended (collectively, the “Parent Financial Statements”). The Parent Financial Statements:

(a)	are in accordance with the books and records of Parent;

(b)	present fairly the financial condition of Parent as of the respective dates indicated and the results of operations for such periods; and

(c)	have been prepared in accordance with GAAP.

Parent has not received any advice or notification from its independent certified public accountants that Parent has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Parent Financial Statements or the books and records of Parent, any properties, assets, Liabilities, revenues, or expenses. The books, records, and accounts of Parent accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of Parent. Parent has not engaged in any transaction, maintained any bank account, or used any funds of Parent, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Parent.

Section 3.14 Absence of Undisclosed Liabilities. Parent has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a)	are not set forth in the Parent Financial Statements or have not heretofore been paid or discharged;

(b)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to the Company; or

(c)

have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Parent Financial Statements.

Section 3.15 Tax Matters.

(a)

Except as set forth in the disclosure statement signed and dated by Parent and the Company and delivered by Parent to the Company and the Company Shareholders at Closing (the “Parent Disclosure Statement”), as of the date hereof:

(i)

Parent has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them, and

	(ii)	all such returns are true and correct in all material respects;

(b)

Parent has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Material Adverse Effect on Parent;

(c)

to the best knowledge of Parent, Parent is not presently under and has not received notice of, any contemplated investigation or audit by any regulatory or government agency or body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(d)

all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld in all material respects and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

(e)

to the best knowledge of Parent, the Parent Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to Parent for the accounting period ended on the Parent Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Parent Accounting Date or for any profit earned by Parent on or prior to the Parent Accounting Date or for which Parent is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Parent Financial Statements.

Section 3.16 Absence of Changes. Since the Parent Accounting Date, except as disclosed in the Public SEC Documents and except as contemplated in this Agreement, Parent has not:

(a)

incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any

Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)	sold, encumbered, assigned or transferred any material fixed assets or properties;

(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Parent to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)	suffered any damage, destruction or loss, whether or not covered by insurance, that has had or may be reasonably expected to have a Material Adverse Effect on Parent;

(g)	suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h)

received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)	made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $15,000;

(j)

other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k)	entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l)	agreed, whether in writing or orally, to do any of the foregoing.

Section 3.17 Absence of Certain Changes or Events. Since the Parent Accounting Date, except as and to the extent disclosed in the Parent SEC Documents, there has not been:

(a)	a Material Adverse Effect with respect to Parent; or

(b)	any material change by Parent in its accounting methods, principles or practices.

Section 3.18 Subsidiaries. Except for Acquisition Corp. and CounterPath Technologies Inc., Parent does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations, except as disclosed in the Parent SEC Documents.

Section 3.19 Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Parent, except as disclosed in the Parent SEC Documents. Parent possesses, and has good and marketable title of all property necessary for the continued operation of the business of Parent as presently conducted and as represented to the Company and the Company Shareholders. All such property is used in the business of Parent. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Parent is owned by Parent free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as previously disclosed to the Company or in the Parent SEC Documents.

Section 3.20 Intellectual Property

(a)

Intellectual Property Assets. Parent owns or holds an interest in all intellectual property assets necessary for the operation of the business of Parent as it is currently conducted (collectively, the “Parent Intellectual Property Assets”), including:

	(i)	all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the “Parent Marks”);

	(ii)	all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the “Parent Patents”);

	(iii)	all copyrights in both published works and unpublished works (collectively, the “Parent Copyrights”); and

(iv)

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Parent as licensee or licensor (collectively, the “Parent Trade Secrets”).

(b)

Agreements. Parent has previously provided the Company with a complete and accurate list of all material contracts and agreements relating to the Parent Intellectual Property Assets to which Parent is a party or by which Parent is bound, except for any license implied by the sale of a product and perpetual, paid- up licenses for commonly available software programs with a value of less than $15,000 under which Parent is the licensee as set forth in the Parent Disclosure Statement. To the best knowledge of Parent, there are no outstanding or threatened disputes or disagreements with respect to any such agreement.

(c)

Intellectual Property and Know-How Necessary for the Business. Except as previously provided in the Parent Disclosure Statement, Parent is the owner of all right, title, and interest in and to each of the Parent Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Parent Intellectual Property Assets. Except as provided in the Parent Disclosure Statement, all former and current employees and contractors of Parent have executed written contracts, agreements or other undertakings with Parent that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Parent. No employee, director, officer or shareholder of Parent owns directly or indirectly in whole or in part, any Parent Intellectual Property Asset which Parent is presently using or which is necessary for the conduct of its business. To the best knowledge of Parent, no employee or contractor of Parent has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Parent.

(d)

Patents. Except as previously provided in the Parent Disclosure Statement, Parent does not hold any right, title or interest in and to any Parent Patent and Parent has not filed any patent application with any third party. To the best knowledge of Parent, none of the products manufactured and sold, nor any process or know-how used, by Parent infringes or is alleged to infringe any patent or other proprietary night of any other Person.

(e)

Trademarks. Except as previously provided in the Parent Disclosure Statement, Parent does not hold any right, title or interest in and to any Parent Mark and Parent has not registered or filed any application to register any Parent Mark with any third party. To the best knowledge of Parent, none of the Parent Marks, if any, used by Parent infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(f)

Copyrights. Parent is the owner of all right, title, and interest in and to each of the Parent Copyrights, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. If applicable, all registered Parent Copyrights are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. To the best knowledge of Parent, no Parent Copyright is infringed or has been challenged or threatened in any way and none of the subject matter of any of the Parent Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Parent Copyrights have been marked with the proper copyright notice.

(g)

Trade Secrets. Parent has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Parent Trade Secrets. Parent has good title and an absolute right to use the Parent Trade Secrets. The Parent Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of Parent, have not been used, divulged, or appropriated either for the benefit of any Person or to the detriment of Parent. No Parent Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

Section 3.21 Insurance. The products sold by and the assets owned by Parent are insured under various policies of general product liability and other forms of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Parent, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

Section 3.22 Employees and Consultants. To the best knowledge of Parent, no employee of Parent is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Parent or any other nature of the business conducted or to be conducted by Parent.

Section 3.23 Real Property. Parent does not own any real property. Each of the leases, subleases, claims or other real property interests (collectively, the “Parent Leases”) to which Parent is a party or is bound, as disclosed in writing to the Company or as disclosed in the Parent SEC Documents, is legal, valid, binding enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Parent pursuant to any such Parent Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Parent Leases. The Parent Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Parent has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Parent Leases or the leasehold property pursuant thereto.

Section 3.24 Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments or understandings, whether written or oral, express or implied, contingent, fixed or otherwise, to which Parent is a party (the “Parent Contracts”) except as previously disclosed to the Company or as disclosed in the Parent SEC Documents. Parent has made available to the Company and the Company Shareholders each Parent Contract. Each Parent Contract is in full force and effect, and there exists no material breach or violation of or default by Parent under any Parent Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Parent Contract by Parent. To the best knowledge of Parent, the continuation, validity, and effectiveness of each Parent Contract will in no way be affected by the consummation of the Merger contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Parent Contract.

Section 3.25 Certain Transactions. Except as previously disclosed to the Company or as disclosed in the Parent SEC Documents, Parent is not a guarantor or indemnitor of any indebtedness of any Person.

Section 3.26 No Brokers. Parent has not incurred any independent obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Merger contemplated by this Agreement.

Section 3.27 Completeness of Disclosure. No representation or warranty by Parent and Acquisition Corp. in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to the Company pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE 4
COVENANTS AND AGREEMENTS

Section 4.1 Grant of Parent Options. Provided Parent receives duly executed certificates as set out below, Parent will, within six months of Closing, grant the holders of Company Options (the “Company Option Holders”) who are retained as employees by the Company (the “Retained Option Holders”) Parent Options on the terms at the discretion of Parent. The requirement to grant the Parent Options is conditional upon each Retained Option Holder executing and delivering Parent’s standard form of stock option agreement in order to comply with applicable securities legislation and:

(a)	if the Retained Option Holder is not a resident in the United States, a Regulation S Certificate set out in Exhibit E; or

(b)	if the Retained Option Holder is resident in the United States, a Rule 506 Certificate set out in Exhibit F.

Section 4.2 Cancellation of Company Options. Prior to Closing, the Board of Directors of the Company will exercise its authority under the Company’s stock option plan to accelerate the vesting of all Company Options held by the Company Option Holders and provide that any such Company Options which remain unexercised at the Effective Time will expire.

Section 4.3 Cancellation of Convertible Debt. Prior to Closing, the Company will cause all of the Company’s convertible debt, together with all accrued interest thereon, to be cancelled.

ARTICLE 5
CONDITIONS TO PARTIES’ OBLIGATIONS

Section 5.1 Conditions to Parent and Acquisition Corp. Obligations. The obligation of Parent and Acquisition Corp. to consummate the Merger is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 7. The Closing of the Merger contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Parent and Acquisition Corp. and may be waived by Parent and Acquisition Corp. in their discretion:

(a)

the representations and warranties of the Company and the Company Shareholders under this Agreement shall be deemed to have been made again on the Closing Date and shall then be true and correct in all material respects;

(b)

the Company and the Company Shareholders shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by them on or before the Closing Date;

(c)	no Material Adverse Effect will have occurred in respect of the Company since the date of this Agreement;

(d)

no action or proceeding before any court, governmental body or agency shall have been threatened, asserted or instituted to restrain or prohibit, or to obtain substantial damages in respect of, the Merger or the carrying out of the transactions contemplated by the Merger;

(e)

no suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would result in and/or:

	(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or

	(ii)	cause the Merger to be rescinded following consummation;

(f)

there will be no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating the Company to issue any additional shares of the Company Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from the Company any shares of the Company Stock;

(g)

on Closing, the Company will not have any Liabilities and unrecorded obligations that will become Liabilities following the Closing (the “Future Obligations”) other than the Liabilities and the Future Obligations set forth in the Disclosure Statement (the “Permitted Company Liabilities”) and aggregate additional Liabilities of less than $50,000 incurred as a result of operating expenses incurred in the normal course of business;

(h)	on Closing, the Company will have no unexercised Company Options or Company Warrants outstanding;

(i)	on Closing, the Company will have no indebtedness for borrowed money except as set forth in the Disclosure Statement and no outstanding convertible debt;

(j)	on or prior to Closing, the senior management of the Company will have entered into severance agreements with the Company;

(k)	on Closing, each of the directors and officers of the Company will have resigned from their respective positions;

(l)	the Company will have been assigned all of the Intellectual Property Assets pursuant to written assignment agreements;

(m)	Parent and Acquisition Corp. will have received written consents from any parties from whom consent is required to consummate the Merger and the transactions contemplated herein;

(n)	Parent and Acquisition Corp. shall have received the following:

(i)

copies of resolutions of the Board of Directors and the shareholders of the Company, certified by the Secretary of the Company, authorizing and approving the execution, delivery and performance of the Merger and all other documents and instruments to be delivered pursuant thereto,

(ii)

a certificate of incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute any documents referred to in this Agreement and further certifying that the incorporation documents of the Company delivered to Parent and Acquisition Corp. at the time of the execution of this Agreement have been validly adopted and have not been amended or modified,

(iii)

evidence as of a recent date and within five (5) days of the Effective Date of the good standing and corporate existence of the Company issued by the Secretary of State of the State of Delaware and evidence that the Company is qualified to transact business in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary,

(iv) Parent will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Parent,

(v)

evidence that is reasonably satisfactory to Parent regarding the cancellation of the Company Options and the Company Warrants, including copies of requisite directors’ resolutions authorizing same, cancelled stock option agreements and warrant certificates,

(vi) evidence reasonably satisfactory to Parent regarding the cancellation of all convertible debt,

(vii)	duly executed copies of all assignment agreements contemplated in Section 5.1(l),

(viii)	duly executed resignations from the directors and senior officers of the Company,

(ix)	duly executed copies of severance agreements regarding the termination of senior management of the Company,

(x)

duly executed releases signed by each officer of the Company who resigned or entered into a severance agreement in contemplation of this Agreement, which release will release the Company and the Surviving Corporation from all claims and liabilities (except for any claims or liabilities that such person may be indemnified against in accordance with the Company’s Bylaws) in a form which is agreed to by Parent and its counsel, acting reasonably, and

(xi)	such additional supporting documentation and other information with respect to the transactions contemplated hereby as Parent and Acquisition Corp. may reasonably request;

(o)

all corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transactions shall be reasonably satisfactory in form and substance to Parent and Acquisition Corp. The Company and Company Shareholders shall furnish to Parent and Acquisition Corp. such supporting documentation and evidence of the satisfaction of any or all of the conditions precedent specified in this Section 5.1 as Parent or its counsel may reasonably request; and

(p)

at or prior to Closing, the Company and the Company Shareholders will use their reasonable efforts to obtain and collect certificates representing shares of Company Stock that were outstanding immediately prior to the Effective Time, and deliver such certificates to Parent (other than shares of Company Stock as to which appraisal rights are perfected pursuant to the applicable provisions of the DGCL and not withdrawn or otherwise forfeited).

Section 5.2 Conditions to the Obligations of the Company and the Company Shareholders. The obligation of the Company and the Company Shareholders to consummate the Merger is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 7. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of the Company and the Company Shareholders and may be waived by the Company and the Company Shareholders in their discretion:

(a)

the representations and warranties of Parent and Acquisition Corp. under this Agreement shall be deemed to have been made again on the Closing Date and shall then be true and correct in all material respects;

(b)

Parent and Acquisition Corp. shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by them on or before the Closing Date;

(c)	no Material Adverse Effect will have occurred in respect of either Parent or Acquisition Corp. since the date of this Agreement;

(d)

no action or proceeding before any court, governmental body or agency shall have been threatened, asserted or instituted to restrain or prohibit, or to obtain substantial damages in respect of, the Merger or the carrying out of the transactions contemplated by the Merger;

(e)

no suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would result in and/or:

	(i)	prevent the consummation of any of the transactions contemplated by this Agreement, or

	(ii)	cause the Merger to be rescinded following consummation;

(f)	the Company and the Company Shareholders shall have received the following:

(i)

copies of resolutions from the Board of Directors of Parent and Acquisition Corp. and from Parent as sole shareholder of Acquisition Corp., certified by their respective secretaries, authorizing and approving, to the extent applicable, the execution, delivery and performance of the Merger and all other documents and instruments to be delivered by them pursuant thereto,

(ii)

a certificate of incumbency executed by the respective Secretaries of Parent and Acquisition Corp. certifying the names, titles and signatures of the officers authorized to execute the documents referred to in this Agreement and further certifying that the incorporation documents of Parent and Acquisition Corp. appended thereto have not been amended or modified,

(iii)

evidence as of a recent date and within five (5) days of the Effective Date of the good standing and corporate existence of each of Parent issued by the Secretary of State of the State of Nevada and Acquisition Corp. issued by the Secretary of State of the State of Delaware and evidence that Parent and Acquisition Corp. are qualified to transact business in each jurisdiction where the character of the property owned or leased by them or the nature of their activities makes such qualification necessary,

	(iv)	the Company and Company Shareholders will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to the Company and the Company Shareholders, and

(v)	such additional supporting documentation and other information with respect to the transactions contemplated hereby as the Company may reasonably request; and

(g)

all corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transactions shall be satisfactory in form and substance to the Company and Company Shareholders. Parent and Acquisition Corp. shall furnish to the Company such supporting documentation and evidence of satisfaction of any or all of the conditions specified in this Section 5.2 as the Company may reasonably request.

ARTICLE 6
INDEMNIFICATION AND RELATED MATTERS

Section 6.1 Certain Definitions. For the purposes of this Article 6 the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Parent or the Company including damages for lost profits or lost business opportunities.

Section 6.2 Agreement of the Company to Indemnify. The Company will indemnify, defend, and hold harmless, to the full extent of the law, Parent, Acquisition Corp. and their respective shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Parent and Acquisition Corp. and their respective shareholders by reason of, resulting from, based upon or arising out of:

(a)

the breach by the Company of any representation or warranty of the Company contained in or made pursuant to this Agreement, any Company Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by the Company of any covenant or agreement of the Company made in or pursuant to this Agreement, any Company Document or any certificate or other instrument delivered pursuant to this Agreement.

Section 6.3 Agreement of the Company Shareholders to Indemnify. The Company Shareholders will, in the ratios set out in the Disclosure Statement, each severally indemnify, defend, and hold harmless to the full extent of the law, Parent, Acquisition Corp. and their respective shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Parent and Acquisition Corp. and their respective shareholders by reason of, resulting from, based upon or arising out of:

(a)	the breach of any representation or warranty of the Company or Company Shareholder contained in or made pursuant to this Agreement, any Company

Document or any certificate or other instrument delivered pursuant to this Agreement;

(b)

the breach or partial breach of any covenant or agreement of the Company or Company Shareholder made in or pursuant to this Agreement, any Company Document or any certificate or other instrument delivered pursuant to this Agreement;

(c)

any and all Liabilities and Losses, other than the Permitted Company Liabilities, incurred and brought forth after the Closing Date, including legal proceedings brought against the Company or the Surviving Corporation, which Liabilities and Losses were incurred or arose prior to the Closing Date; or

(d)

any and all Liabilities and Losses resulting from claims of any shareholder of the Company resulting from the consummation of the Merger, including in connection with any appraisal rights pursuant to the applicable provisions of the DGCL that may be available as a result of or in connection with the Merger.

Section 6.4 Agreement of Parent and Acquisition Corp. to Indemnify. Parent and Acquisition Corp. will indemnify, defend, and hold harmless, to the full extent of the law, the Company Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by the Company and the Company Shareholders by reason of, resulting from, based upon or arising out of:

(a)

the breach by Parent or Acquisition Corp. of any representation or warranty of Parent or Acquisition Corp. contained in or made pursuant to this Agreement, any Parent Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by Parent or Acquisition Corp. of any covenant or agreement of Parent or Acquisition Corp. made in or pursuant to this Agreement, any Parent Document or any certificate or other instrument delivered pursuant to this Agreement.

Section 6.5 Limitation on Indemnity. Any party entitled to indemnification under Sections 6.2, 6.3 or 6.4 shall only be entitled to indemnification (a) for a period of one (1) year from the Closing Date, and (b) in respect of any Losses after the aggregate amount of such Losses exceeds $50,000 in any calendar year, at which point the indemnified party shall be entitled to recover the entire amount of such Losses from the first dollar (including the first $50,000); provided, however, the aggregate indemnification obligations of the Company Shareholders contained in this Agreement shall be limited to $500,000 and the aggregate indemnification obligations of the Parent and Acquisition Corp. shall be limited to $500,000.

Section 6.6 Indemnification Procedures. If any action shall be brought against any party in respect of which indemnity may be sought pursuant to this Agreement (“Indemnified Party”), such Indemnified Party shall promptly notify the party from whom indemnity is being sought (“Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that the employment thereof has been specifically authorized by the Indemnifying Party in writing, the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party which would make joint representation inappropriate under applicable canons of professional ethics. The Indemnifying Party will not be liable to any Indemnified Party under this Article 6 for any settlement by an Indemnified Party effected without the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld or delayed; or to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party’s indemnification pursuant to this Article 6.

Section 6.7 Sole Remedy. The indemnification provided for in this Article 6 shall be the sole remedy for any breach of or claims with respect to this Agreement, any Company Document or Parent Document, as applicable, or the transactions contemplated herein.

ARTICLE 7
MISCELLANEOUS

Section 7.1 Notices. Any notice, request or other communication hereunder shall be given in writing and shall be served either personally, by overnight delivery or delivered by mail, certified return receipt and addressed to the following addresses:

(a)	If to Parent, the Company or Acquisition Corp.:

CounterPath Corporation
Suite 300, One Bentall Centre
505 Burrard St
Vancouver, BC V7X 1M3
Attention: David Karp

With a copy to:

Clark Wilson LLP
800 - 885 West Georgia Street
Vancouver, BC V6C 3H1
Attention: Virgil Hlus

(b)	If to Polaris:

Polaris Venture Partners IV, L.P. 1000 Winter Street, Suite 3350 Waltham, MA 02451 Attention: Robert Geiman

(c)	If to Polaris Venture:

Polaris Venture Partners Entrepreneurs Fund IV, L.P. 1000 Winter Street, Suite 3350 Waltham, MA 02451 Attention: Robert Geiman

(d)	If to General Catalyst:

General Catalyst Group II, LP
20 University Road, Suite 450
Cambridge, MA 02138 Attention: John Simon

(e)	If to GC:

GC Entrepreneurs Fund II, L.P.
20 University Road, Suite 450
Cambridge, MA 02138 Attention: John Simon

(f)	If to Toronto Dominion:

Toronto Dominion Capital (USA), Inc.
909 Fannin, Suite 1950
Houston, TX 77010 Attention: Martha Gariepy

(g)	If to Summerhill:

Summerhill Ventures I L.P.
21 St. Clair Avenue East, Suite 1400
Toronto, Ontario Attention: Ommer Chohan

If to Polaris, Polaris Venture, General Catalyst, GC, Toronto Dominion or Summerhill, with a copy to:

Goodwin Procter LLP Exchange Place, 53 State Street Boston, MA 02109 Attention: Jack Steele

Notices shall be deemed received at the earlier of actual receipt or three (3) business days following mailing. Counsel for a party (or any authorized representative) shall have authority to accept delivery of any notice on behalf of such party.

Section 7.2 Entire Agreement. This Agreement, including the schedules and exhibits attached hereto and other documents referred to herein, contains the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and undertakings between the parties with respect to such subject matter.

Section 7.3 Expenses. Each party shall bear and pay all of the legal, accounting and other expenses incurred by it in connection with the transactions contemplated by this Agreement.

Section 7.4 Time. Time is of the essence in the performance of the parties’ respective obligations herein contained.

Section 7.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and heirs; provided, however, that neither party shall directly or indirectly transfer or assign any of its rights hereunder in whole or in part without the written consent of the others, which may be withheld in its sole discretion, and any such transfer or assignment without said consent shall be void.

Section 7.7 No Third Parties Benefited. Except as provided in Section 7.14, this Agreement is made and entered into for the sole protection and benefit of the parties hereto, their successors, assigns and heirs, and no other Person shall have any right or action under this Agreement.

Section 7.8 Counterparts. This Agreement may be executed in one or more counterparts, with the same effect as if all parties had signed the same document. Each such counterpart shall be an original, but all such counterparts together shall constitute a single agreement.

Section 7.9 Fax and Electronic Execution. This Agreement may be executed by delivery of executed signature pages by fax or other electronic means and such execution will be effective for all purposes.

Section 7.10 Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the Provinces of British Columbia, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

Section 7.11 Recitals, Schedules and Exhibits. The Recitals, Schedules and Exhibits to this Agreement are incorporated herein and, by this reference, made a part hereof as if fully set forth herein.

Section 7.12 Section Headings and Gender. The Section headings used herein are inserted for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. All personal pronouns used in this Agreement shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever and as often as may be appropriate.

Section 7.13 Governing Law. This Agreement shall be exclusively governed by and construed and enforced in accordance with the internal laws of the Province of British Columbia without regard to principles of conflicts of laws, except that provisions regarding the effectiveness and effect of the Merger shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware without regard to principles of conflict of laws.

Section 7.14 Directors and Officers Indemnification. Parent agrees to cause the Surviving Corporation to honor its indemnification obligations to the Company’s directors and officers in accordance with the terms and conditions of the Amended and Restated Bylaws of the Company as of the date hereof. The Company’s directors and officers are intended third party beneficiaries of this provision and may enforce this provision.

[Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be legally binding and effective as of the day and year first above written.

COUNTERPATH CORPORATION

Per:	/s/ Donovan Jones
Authorized Signatory

COUNTERPATH ACQUISITION CORP.

Per:	/s/ David Karp
Authorized Signatory

BRIDGEPORT NETWORKS, INC.

Per:	/s/ Edward Battle
Authorized Signatory

POLARIS VENTURE PARTNERS IV, L.P.

Per:	/s/ Signed
Authorized Signatory

POLARIS VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.

Per:	/s/ Signed
Authorized Signatory

GENERAL CATALYST GROUP II, L.P.

Per:	/s/ Signed
Authorized Signatory

[SIGNATURE PAGE TO AGREEMENT OF MERGER AND PLAN OF REORGANIZATION]

GC ENTREPRENEURS FUND II, L.P.

Per:	/s/ Signed
Authorized Signatory

TORONTO DOMINION CAPITAL (USA), INC.

Per:	/s/ Martha Gariepy
Authorized Signatory

SUMMERHILL VENTURES I L.P.

Summerhill Venture Partners LP, its General Partner
Summerhill Venture Partners Inc., Its General Partner

By:	/s/ Signed
Name:
Title:

[END OF SIGNATURE PAGES TO AGREEMENT OF MERGER AND PLAN OF REORGANIZATION]

Exhibit A

(Certificate of Merger)

STATE OF DELAWARE
CERTIFICATE OF MERGER OF DOMESTIC CORPORATIONS

Pursuant to Title 8, Section 251(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is Bridgeport Networks, Inc. ______, and the name of the corporation being merged into this surviving corporation is CounterPath Acquisition Corp. ______.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations.

THIRD: The name of the surviving corporation is Bridgeport Networks, Inc. a Delaware corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective on February 1, 2008.

SIXTH: The Agreement of Merger is on file at 300-505 Burrard St., Vancouver, B.C., Canada V7X 1M3, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 1st day of February, A.D., 2008.

By: ______
Authorized Officer

Name: David Karp
Print or Type

Title: Secretary

Exhibit B

(Certificate of Incorporation)

Exhibit C

(Bylaws)

Exhibit D

(Directors and Officers of Surviving Corporation)

Greg Pelling: President and Director

Donovan Jones: Chief Operating Officer and Director

David Karp: Secretary, Treasurer and Director

Exhibit E

(Regulation S Certificate)

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of options (the “Pubco Options”) of COUNTERPATH CORPORATION, a Nevada corporation (“Pubco”), to the undersigned, pursuant to that certain Agreement of Merger and Plan of Reorganization dated February 1, 2008 (the “Agreement”), the undersigned hereby agrees, acknowledges, represents and warrants that:

          1.      the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

          2.      none of the Pubco Options have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

          3.      the undersigned understands and agrees that offers and sales of any of the Pubco Options and the common shares issuable upon the exercise of the Pubco Options (collectively, the “Pubco Securities”) prior to the expiration of a period set out in Regulation S of the U.S. Securities Act (such period hereinafter referred to as the “Distribution Compliance Period”), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

          4.      the undersigned understands and agrees not to engage in any hedging transactions involving any of the Pubco Securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

          5.      the undersigned is acquiring the Pubco Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Securities in the United States or to U.S. Persons;

          6.      the undersigned has not acquired the Pubco Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Pubco Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Securities; provided, however, that the undersigned may sell or otherwise dispose of the Pubco Securities pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

          7.      the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

          8.      except as set out in the Agreement, Pubco has not undertaken, and will have no obligation, to register any of the Pubco Securities under the U.S. Securities Act;

          9.      Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in this Certificate, and the undersigned will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

          10.      the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Securities and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

          11.      the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Pubco in connection with the acquisition of the Pubco Securities under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Pubco without unreasonable effort or expense;

          12.      the books and records of Pubco were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Pubco Securities under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

          13.      the undersigned:

(a)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the “International Jurisdiction”) which would apply to the acquisition of the Pubco Securities;

(b)

the undersigned is acquiring the Pubco Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Pubco Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)

the applicable securities laws of the authorities in the International Jurisdiction do not require Pubco to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Pubco Securities; and

(d)	the acquisition of the Pubco Securities by the undersigned does not trigger:

	(i)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

	(ii)	any continuous disclosure reporting obligation of Pubco in the International Jurisdiction; and

(iii)

the undersigned will, if requested by Pubco, deliver to Pubco a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Pubco, acting reasonably;

          14.      the undersigned (i) is able to fend for itself in connection with the acquisition of the Pubco Securities; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Pubco Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

          15.      the undersigned is not aware of any advertisement of any of the Pubco Securities and is not acquiring the Pubco Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

          16.      except as set out in the Agreement, no Person has made to the undersigned any written or oral representations:

(a)	that any Person will resell or repurchase any of the Pubco Securities;

(b)	that any Person will refund the purchase price of any of the Pubco Securities;

(c)	as to the future price or value of any of the Pubco Securities; or

(d)

that any of the Pubco Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Pubco Securities on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

          17.      none of the Pubco Securities are listed on any stock exchange or automated dealer quotation system and, except as set out in the Agreement, no representation has been made to the undersigned that any of the Pubco Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

          18.      the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other Person has a direct or indirect beneficial interest in the Pubco Securities;

          19.      neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Securities;

          20.      the Pubco Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a Person in the United States;

          21.      the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

          22.      the undersigned understands and agrees that the Pubco Securities will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION

REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”;

          23.      the address of the undersigned included herein is the sole address of the undersigned as of the date of this Certificate; and

Capitalized terms used but not otherwise defined in this Certificate shall have the meanings given to such terms in the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Non-U.S. Shareholder.

Date:___________________________________ ,_______
Signature

Print Name

Title (if applicable)

Address

Exhibit F

(Rule 506 Certificate)

CERTIFICATE OF U.S. SHAREHOLDER

In connection with the issuance of options (the “Pubco Options”) of COUNTERPATH CORPORATION, a Nevada corporation (“Pubco”), to the undersigned, pursuant to that certain Agreement of Merger and Plan of Reorganization dated February 1, 2008 (the “Agreement”), the undersigned hereby agrees, acknowledges, represents and warrants that:

     1. the undersigned satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the undersigned satisfies.)

________	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

________	Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000.

________	Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

________	Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

________	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

________	Category 6	A director or executive officer of the Company.

________	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

________	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that for any person claiming to satisfy one of the above categories of Accredited Investor may be required to supply Pubco with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the undersigned's status as an Accredited Investor.

If the undersigned is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

__________________________________________________________________________________

          2.      none of the Pubco Options nor any of the shares issuable upon exercise of the Pubco Options (collectively, the “Pubco Securities”) have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

          3.      the undersigned understands and agrees that offers and sales of any of the Pubco Securities shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

          4.      the undersigned understands and agrees not to engage in any hedging transactions involving any of the Pubco Securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

          5.      the undersigned is acquiring the Pubco Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Securities in the United States or to U.S. Persons;

          6.      except as set out in the Agreement, Pubco has not undertaken, and will have no obligation, to register any of the Pubco Securities under the U.S. Securities Act;

          7.      Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained this Certificate, and the undersigned will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

          8.      the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Securities and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

          9.      the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Pubco in connection with the acquisition of the Pubco Securities under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Pubco without unreasonable effort or expense;

          10.      the books and records of Pubco were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Pubco Securities under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

          11.      the undersigned (i) is able to fend for itself in connection with the acquisition of the Pubco Securities; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Pubco Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

          12.      the undersigned is not aware of any advertisement of any of the Pubco Securities and is not acquiring the Pubco Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

          13.      except as set out in the Agreement, no person has made to the undersigned any written or oral representations:

(a)	that any person will resell or repurchase any of the Pubco Securities;

(b)	that any person will refund the purchase price of any of the Pubco Securities;

(c)	as to the future price or value of any of the Pubco Securities; or

(d)

that any of the Pubco Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Pubco Securities on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

          14.      none of the Pubco Securities are listed on any stock exchange or automated dealer quotation system and, except as set out in the Agreement, no representation has been made to the undersigned that any of the Pubco Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

          15.      the undersigned is acquiring the Pubco Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Securities;

          16.      neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Securities;

          17.      the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

          18.      the undersigned understands and agrees that the Pubco Securities will bear the following legend:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”;

          19.      the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.;

Capitalized terms used but not otherwise defined in this Certificate shall have the meanings given to such terms in the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of U.S. Shareholder.

Date:__________________________________, __________
Signature

Print Name

Title (if applicable)

Address